EX-99.23(d)(25)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC ("Fund").

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the Adviser and Sub-Adviser agree to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for all Funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of January 1, 2009:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated January 1, 2009, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of January, 2009.

JACKSON NATIONAL ASSET               MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                      CORPORATION
By: /s/ Mark D. Nerud                By: /s/ Brenda J. Oakley
Name:  MARK D. NERUD                 Name: Brenda J. Oakley
Title:   PRESIDENT                   Title: EVP and Chief Administrative Officer

                                   SCHEDULE B
                                 JANUARY 1, 2009
                                 (Compensation)

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                 JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


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                JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


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               JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                   JNL/MELLON CAPITAL MANAGEMENT 25 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


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            JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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               JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 25 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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             JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 30 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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             JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------


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                JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
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                  JNL/MELLON CAPITAL MANAGEMENT VIP FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                 JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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            JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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              JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                    JNL/MELLON CAPITAL MANAGEMENT NYSE(R)
                           INTERNATIONAL 25 FUND
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AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                       JNL/MELLON CAPITAL MANAGEMENT
                        COMMUNICATIONS SECTOR FUND
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AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                       JNL/MELLON CAPITAL MANAGEMENT
                        CONSUMER BRANDS SECTOR FUND
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AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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            JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
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AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                       JNL/MELLON CAPITAL MANAGEMENT
                          HEALTHCARE SECTOR FUND
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AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
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First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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            JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
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$100 to $750 million                                            0.03%
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Amounts over $750 Million                                      0.015%
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                       JNL/MELLON CAPITAL MANAGEMENT
                          TECHNOLOGY SECTOR FUND
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------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
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Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Amounts over $750 Million                                      0.015%
------------------------------------------------------- --------------------